SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 3, 2005


                         Patriot Scientific Corporation

               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-22182                      84-1070278
(State or other Jurisdiction of  (Commission File Number) (I.R.S. Employer Identification No.)
        Incorporation)
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                               10989 VIA FRONTERA
                           SAN DIEGO, CALIFORNIA 92127
                    (Address of principal executive offices)

                                 (858) 675-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

o     Written communication pursuant to Rule 4254 under the Securities Act (17
      CFR 230.425)

o     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

o Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (127 CFR 240.13e-4(c))


Item 5.02         APPOINTMENT OF PRINCIPAL OFFICER.

Effective as of August 3, 2005, Thomas J. Sweeney, CPA, has been appointed the Chief Financial Officer of Patriot Scientific Corporation. Mr. Sweeney has over 25 years of experience in his profession and will be responsible for managing Patriot Scientific's financial organization and resources while contributing to the development of the company's operations.

Since 2000, Mr. Sweeney has been a Partner in the San Diego office of Tatum CFO Partners, a national financial services firm that is the largest professional services provider of strategic, financial, and information technology leadership in the country. While a Partner of Tatum and for three and one-half years, Mr. Sweeney served as the Chief Financial Officer of New Visual Corporation, a publicly held development stage company in the telecommunications industry with more than 8,000 shareholders. Also, while with Tatum, he served as the Chief Financial Officer of Mitchell International, Inc., a 700 person firm that is a provider of information software, print publications and total business solutions.

Also while with Tatum, Mr. Sweeney worked in Johannesburg and Cape Town, South Africa on a project basis for an investment group that was organized under Astrata Group, Inc., a publicly held U.S. company as it completed acquisitions of satellite technology subsidiaries.

Earlier in his career Mr. Sweeney worked as an auditor for Ernst & Young LLP, where he earned his CPA certificate, and he also worked for the international consulting firm of McKinsey & Company.

Mr. Sweeney earned his BBA and MBA degrees from The University of Texas at Austin and is a member of the American Institute of CPA's.

There is no family relationship between any of our executive officers.

There were no transactions, or series of transactions, during fiscal 2005 and 2004, nor are there any currently proposed transactions, or series of transactions, to which the Company is a party, in which the amount exceeds $60,000, and in which to its knowledge Mr. Sweeney has or will have any direct or indirect material interest.

The Company has entered into an Employment Agreement with Mr. Sweeney.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1  Press release dated August 3, 2005

99.2  Press release dated August 4, 2005

99.3 Employment Agreement between Patriot Scientific Corporation and Thomas J. Sweeney dated as of August 3, 2005.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                              Patriot Scientific Corporation
                                              (Registrant)


Date:  August 9, 2005                         By:  /s/ David H. Pohl
                                                   ----------------------------
                                                   David H. Pohl